UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2006
SYKES ENTERPRISES, INCORPORATED

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 N. Ashley Drive,
Tampa, Florida		33602

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This amendment is being filed for the purpose of filing the final version of the Employment Agreement, dated as of April 4, 2006, between Sykes Enterprises, Incorporated and Jenna R. Nelson. The copy of the Employment Agreement filed with the original Form 8-K on April 4, 2006 was not the final version of the Agreement executed by the parties.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit 99.1	Form of Restricted Share and Stock Appreciation Right Award Agreement (filed as Exhibit 99.1 to the Registrant’s Form 8-K filed with the Commission on April 4, 2006 and incorporated herein by reference)

Exhibit 99.2	Form of Restricted Share and Bonus Award Agreement (filed as Exhibit 99.2 to the Registrant’s Form 8-K filed with the Commission on April 4, 2006 and incorporated herein by reference)

Exhibit 99.3	Employment Agreement dated as of April 4, 2006, between Sykes Enterprises, Incorporated and Jenna R. Nelson.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Senior Vice President and Chief Financial Officer

Date: April 5, 2006